Exhibit 10.1

Form 906	Department of Treasury — Internal Revenue Service

(Rev. January 1994)

Closing Agreement On Final Determination
Covering Specific Matters

     Under IRC section 7121, Enron Corp. (EIN 47-0255140) as Debtor, and each of the other Debtors that is a signatory hereto (each of which has a mailing address at 1221 Lamar Street, Suite 1600, Houston, Texas 77010) and the Commissioner of Internal Revenue make the following closing agreement on final determination covering specific matters (“Closing Agreement”):

     WHEREAS, Debtors have filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the Bankruptcy Court;

     WHEREAS, the Bankruptcy Plan was confirmed by order of the Bankruptcy Court entered on July 15, 2004;

     WHEREAS, Debtors have filed a request for ruling regarding the effect of the confirmation of the Bankruptcy Plan on the proper time for realization of COD Income by Debtors with respect to Claims;

     WHEREAS, an issue has arisen concerning the proper time for realization of COD Income by Debtors with respect to Debt Instrument Claims, and consequent attribute reduction under IRC section 108; and

     WHEREAS, Debtors and the Commissioner of Internal Revenue desire to resolve these issues with finality for all tax years beginning with the Debtors’ tax year ended December 31, 2001, and up to and including Debtors’ last taxable year including the Discharge Date.

NOW IT IS HEREBY DETERMINED AND AGREED that:

1. As used in this Closing Agreement, the following terms shall have the respective meanings specified below:

(a). Applicable Date: the Applicable Date as defined in paragraph 2(a) of this Closing Agreement.

(b). Bankruptcy Court: the United States Bankruptcy Court for the Southern District of New York.

(c). Bankruptcy Plan: Debtors’ Supplemental Modified Fifth Amended Joint Plan of Affiliated Debtors pursuant to Chapter 11 of the United States Bankruptcy Code, dated July 2, 2004.

(d). Claim: any Debt Instrument Claim or Other Claim.

(e). COD Income: amounts realized for federal income tax purposes as a result of discharge of indebtedness.

(f). COD Reference Value: adjusted issue price (as defined in Treasury Regulation §1.1275-1(b)) on December 2, 2001, increased by (i) any amount of accrued but unpaid qualified stated interest (as defined in Treasury Regulation §1.1273-1(c)(1)) deducted by the issuer of the debt instrument for federal income tax purposes for any period prior to the Applicable Date and (ii) any amount of original issue discount accrued after December 2, 2001, and deducted by the issuer of the debt instrument for federal income tax purposes for any period prior to the Applicable Date.

(g). Convenience Claim: except as otherwise provided in the Bankruptcy Plan, a Debt Instrument Claim or an Other Claim that is either equal to or less than Fifty Thousand Dollars ($50,000.00), or is greater than Fifty Thousand Dollars ($50,000.00) but with respect to which the holder thereof voluntarily reduces the Claim to Fifty Thousand Dollars.

(h). Debt Instrument Claim: any allowed claim under the Bankruptcy Plan against any Debtor which constitutes a right to payment on a debt instrument (as defined in Treasury Regulation §1.1275-1(d)), except to the extent that payment of the claim would give rise to a deduction (and that has not previously been deducted) for federal income tax purposes.

(i). Debtors: Debtors listed in section 1.77 of the Bankruptcy Plan in respect of whom the Bankruptcy Plan was confirmed.

(j). Discharge Date: the date that all creditors’ Claims against the Debtors are discharged and released in full pursuant to the Bankruptcy Plan.

(k). Effective Date: the Effective Date as defined in section 1.96 of the Bankruptcy Plan, but in no event a date later than December 31, 2004.

(l). IRC: the Internal Revenue Code of 1986, as amended.

(m). Liquidation Date: the date that the holder of a Claim has received all distributions to which the holder of the Claim is entitled under the Bankruptcy Plan.

(n). Other Claim: any allowed claim under the Bankruptcy Plan against any Debtor, other than: (i) a Debt Instrument Claim, (ii) a claim with respect to an equity interest in any Debtor, or (iii) a claim to the extent that payment of the claim would give rise to a deduction (and that has not previously been deducted) for federal income tax purposes.

2. (a). With respect to each Debt Instrument Claim other than a Convenience Claim, Debtors shall realize COD Income on the earliest of the following three dates (the “Applicable Date”):

(i)	the Liquidation Date in respect of such Debt Instrument Claim;

(ii)	the Discharge Date; or

(iii)	December 31, 2006

in an amount equal to the excess, if any, of (x) the COD Reference Value of such Debt Instrument Claim on the Applicable Date over (y) the sum of the amounts paid or distributed under the Bankruptcy Plan with respect to the Debt Instrument Claim and the fair market value of the Debt Instrument Claims, if any, on the Applicable Date after taking such amounts paid or distributed into account;

(b). With respect to each Other Claim that is not a Convenience Claim, Debtors shall realize COD Income as determined under applicable federal income tax principles on the earlier of the Liquidation Date or the Discharge Date;

(c). With respect to each Convenience Claim that is not also a Debt Instrument Claim, Debtors shall realize COD Income on the Effective Date in an amount equal to the difference between the allowed amount of such Claim, before any voluntary reduction by the holder associated with treatment of the Claim as a Convenience Claim, and the amount of the distributions to be made with respect to such Claim pursuant to the Bankruptcy Plan;

(d). With respect to each Convenience Claim that is also a Debt Instrument Claim, Debtors shall realize COD Income on the Effective Date in an amount computed in accordance with paragraph 2(a) of this Closing Agreement, except that:

(i)	the Applicable Date shall be the Effective Date, and

(ii)	no adjustment shall be made to the adjusted issue price of such claim on December 2, 2001, due to any voluntary reduction by the holder associated with treatment of the Claim as a Convenience Claim; and

(e). Debtors shall realize COD Income at the times provided in paragraphs 2(a), 2(b), 2(c) and 2(d) of this Closing Agreement. Debtors shall not realize COD Income except as otherwise provided in paragraphs 2(a), 2(b), 2(c) and 2(d) of this Closing Agreement.

3. (a). Tax attributes of Debtors shall be reduced in accordance with the provisions of IRC section 108(b) to take account of the amount of COD Income realized by the respective Debtors in accordance with the terms of this Closing Agreement.

(b). Debtors represent that all Debtors currently have taxable years ending December 31st. Debtors will retain such taxable years during the period covered by this Closing Agreement, and Debtors agree that during the period covered by this Closing Agreement, Debtors shall not transfer assets in a transaction to which either IRC section 351 or 381(a) applies unless the transferee corporation has a taxable year ending December 31, and such transferee (and any transferee of such transferee in a tax-free transfer) shall retain a December 31 taxable year through the taxable year ending December 31, 2006. In the event that a Debtor transfers its assets to a transferee corporation that has a taxable year ending on a date other than December 31, or the transferee (or transferee of a transferee in a tax-free transfer) prior to December 31, 2006, changes its taxable year to a taxable year ending on a date other than December 31, then the transferor shall realize COD Income at the time of the transfer as measured by paragraphs 2(a), 2(b), 2(c), and 2(d) of this Closing Agreement.

(c). This Closing Agreement does not address or constitute verification of the existence or amount of any of Debtors’ tax attributes. Until Debtors’ tax attributes have been verified by the Commissioner of internal Revenue or become the subject of any other closing agreements entered into by the Debtors and the Commissioner of Internal Revenue, they are subject to verification and adjustment in accordance with applicable law.

4. This Closing Agreement is final and conclusive except:

the matter it relates to may be reopened in the event of fraud, malfeasance, or misrepresentation of material fact;

it is subject to the IRC sections that expressly provide that effect be given to their provisions (including any stated exception for IRC section 7122) notwithstanding any other law or rule of law; and

if it relates to a tax period ending after the date of this agreement, it is subject to any law, enacted after the agreement date, that applies to that tax period.

By signing, the parties certify that they have read and agreed to the terms of this document.

On behalf of Enron Corp. (E1N 47-0255140), EFS Construction Management Services, Inc. (EIN 52-2329005), Artemis Associates, LLC (EIN 76-0567413), Atlantic Commercial Finance, Inc. (EIN 76-0486649), BAM Lease Company (EIN 76-0673771) Calcasieu Development Company, L.L.C. (EIN 76-0318139), Calvert City Power I, L.L.C.

(EIN 76-0318139), (EIN 76-0318139), Calypso Pipeline, LLC (EIN 76-0486649), Clinton Energy Management Services, Inc. (EIN 31-1162118), DataSystems Group, Inc. (EIN 76-0308086); EBF LLC (EIN 76-0318139), ECI-Nevada Corp. (EIN 93-1262453), ECT Merchant Investments Corp. (EIN 76-0599617), ECT Securities GP Corp. (EIN 76577979), ECT Securities LP Corp. (EIN 84-1470756), ECT Strategic Value Corp. (EIN 47-0681394), EES Service Holdings, Inc. (EIN 52-2343627), EESO Merchant Investments, Inc. (EIN 52-2310215), EFS Holdings, Inc. (EIN 25-1541640), EFS I, Inc. (EIN 25-1754253), EFS II, Inc. (EIN 23-2116617), EFS III, Inc. (EIN 22-3095720), EFS IV, Inc. (EIN 22-3091119), EFS IX, Inc. (EIN 51-0363385), EFS V, Inc. (EIN 51-363392), EFS VII, Inc. (EIN 51-0363386), EFS VIII, Inc. (EIN 25-1013720), EFS X, Inc. (EIN 54-1692585), EFS XI, Inc. (EIN 54-1579059), EFS XII, Inc. (EIN 54-1868064), EFS XV, Inc. (EIN 25-1644666), EFS XVII, Inc. (ETN 51-0363387), EGP Fuels Company, (EIN 76-0387024), EGS New Ventures Corp. (EIN 76-0397088), ENA Upstream Company LLC (EIN 76-0318139), EnRock Management, LLC (EIN 91-1952830), Enron Acquisition III Corp. (EIN 76-0545239), Enron ACS, Inc. (EIN 76-0158608), Enron Alligator Alley Pipeline Company (EIN 76-0651800), Enron Asia Pacific/Africa/China LLC (EIN 76-0486649), Enron Asset Management Resources, Inc. (EIN 76-0659667), Enron Broadband Services, Inc. (EIN 93-1205987), Enron Broadband Services, L.P. (EIN 93-1311605), Enron Capital & Trade Resources International Corp. (EIN 76-0482792), Enron Caribbean Basin LLC (EIN 82-0561983), Enron Communications Group, Inc. (EIN 91-1799114), Enron Communications Leasing Corp. (EIN 76-0611232), Enron Credit Inc. (EIN 51-0407930), Enron Development Corp. (EIN 76-0366259), Enron Energy Information Solutions, Inc. (EIN 25-1642266), Enron Energy Marketing Corp. (EIN 94-3240290), Enron Energy Services North America, Inc. (EIN 94-2331224), Enron Energy Services Operations, Inc. (EIN 76-0551327), Enron Energy Services, Inc. EIN 76-0551325), Enron Energy Services, LLC (EIN 52-2074178), Enron Engineering & Construction Company (EIN 76-0172740), Enron Engineering & Operational Services Company (EIN 52-2328736), Enron Equipment Procurement Company (EIN 76-0452511), Enron Expat Services, Inc. (EIN 76-0324317), Enron Federal Solutions, Inc. (EIN 76-0571895), Enron Freight Markets Corp. (EIN 36-4308789), Enron Fuels International, Inc. (EIN 76-0400036), Enron Gas Liquids, Inc. (EIN 76-0193183), Enron Gathering Company (EIN 76-0443487), Enron Global LNG LLC (EIN 76-0486649), Enron Global Markets LLC (EIN 47-0255140), Enron India LLC (EIN 76-0486649), Enron Industrial Markets LLC (EIN 47-0255140), Enron International Asia Corp. (EIN 76-0493058), Enron International Asset Management Corp., (EIN 76-0515860), Enron International Fuel Management Company (EIN 76-0616051), Enron International Holdings Corp. (EIN 76-0395191), Enron International Inc. (EIN 76-0529066), Enron International Korea Holdings Corp. (EIN 76-0602854), Enron Liquid Fuels, Inc. (EIN 76-0387023), Enron Liquid Services Corp. (EIN 76-0474342), Enron LNG Marketing LLC (EIN 51-0406201), Enron Machine and Mechanical Services, Inc. (EIN 76-0588663), Enron Management, Inc. (EIN 76-0388554), Enron Metals & Commodity Corp. (EIN 13-3910153), Enron Methanol Company (EIN 76-0266729), Enron Middle East LLC (EIN 76-0486649), Enron Natural Gas Marketing Corp. (EIN 76-0481290), Enron Net Works LLC (EIN 47-0255140), Enron North America Corp. (EIN 76-0318139), Enron Operations Services Corp.

(EIN 76-0402581), Enron Permian Gathering Inc. (EIN 76-0449256), Enron Pipeline Construction Services Company (EIN 47-0624174), Enron Pipeline Services Company (EIN 76-0656639), Enron Power & Industrial Construction Company (EIN 52-2267528), Enron Power Corp. (EIN 76-0275808), Baron Power Marketing, Inc. (EIN 76-0413675), Enron Processing Properties, Inc. (EIN 76-0531858), Enron Property & Services Corp. (EIN 76-0487744), Enron Reserve Acquisition Corp. (EIN 76-0323755), Enron South America LLC (EIN 76-0486649), Enron Telecommunications, Inc. (EIN 93-1287862), Enron Trailblazer Pipeline Company (EIN 47-0624170), Enron Transportation Services Company (EIN 76-0323922), Enron Ventures Corp. (EIN 76-0525820), Enron WarpSpeed Services, Inc. (EIN 68-0378827), EnronOnline, LLC (EIN 76-0255140), ET Power 3 LLC (EIN 76-0486649), Intratex Gas Company (EIN 74-1652491), KUCC Cleburne, LLC (EIN 76-0318139), LGMI, Inc. (EIN 73-1422277), EFS XIII, Inc. fka Harper Mechanical Corporation (EIN 59-0711627), LOA, Inc. (EIN 76-0158609), Louisiana Gas Marketing Company (EIN 73-1099802), Louisiana Resources Company (EIN 73-0966930), LRCI, Inc. (EIN 73-1422279), Modulus Technologies, Inc. (F-IN 760376050), EPC Estate Services, Inc. f/k/a National Energy Production Corporation (EIN 76-0540797), NEPCO Power Procurement Company (EIN 52-2310299), NEPCO Services International, Inc. (EIN 52-2084929), Omicron Enterprises, Inc. (EIN 76-0567108), Operational Energy Corp. (EIN 95-4168461), Oswego Cogen Company, LLC (EIN — none), Palm Beach Development Company, L.L.C. (EIN 76-0318139), Paulista Electrical Distribution, L.L.C. (EIN 52-2158993), PBOG Corp. (EIN 76-0698198), Portland General Holdings, Inc. (EIN 93-0925597), Portland Transition Company, Inc. (EIN 91-1824218), Risk Management & Trading Corp. (EIN 76-0539176), Smith Street Land Company (EIN 76-0348670), St. Charles Development Company, L.L.C. (EIN 76-0318139), Superior Construction Company (EIN 52-2086470), Tenant Services, Inc. (EIN 52-2205414), The New Energy Trading Company (EIN 76-0696361), The Protane Corporation (EIN 34-0791662), TLS Investors, L.L.C. (EIN 76-0599617), Transwestern Gathering Company (EIN 76-0452510), Garden State Paper Company, LLC (EIN 76-0684706),

Debtors that join Enron Corp. in the filing of a consolidated federal income tax return:

By	/s/ Robert H. Walls Jr.	Date Signed	8/31/04

Title:	Executive Vice President and
General Counsel

By:	/s/ K. Wade Cline

K. Wade Cline

Title:	Managing Director and Asst.
General Counsel*

*	On behalf of all Debtors other than Enron Corp.

On behalf of Cabazon Holdings LLC (EIN 76-0514751), Cabazon Power Partners LLC (EIN 76-0514751), Enron Renewable Energy Corp. (EIN 76-0514751), Enron Wind Constructors Corp. (EIN 77-0102514), Enron Wind Corp. (EIN 77-0085374), Enron Wind Development LLC (EIN 76-0514751), Enron Wind Energy Systems Corp. (EIN 77-0086291), Enron Wind Lake Benton LLC (EIN 76-0514751), Enron Wind Maintenance Corp. (EIN 77-0397106), Enron Wind Storm Lake I LLC (EIN 76-0514751), Enron Wind Storm Lake II LLC (EIN 76-0514751), Enron Wind Systems, Inc. (EIN 95-3595766), EREC Subsidiary I, LLC (EIN 76-0514751), EREC Subsidiary II,

LLC (EIN 76-0514751), EREC Subsidiary III, LLC (EIN 76-0514751), EXEC Subsidiary IV, LLC (EIN 76-0514751), EREC Subsidiary V, LLC (EIN 76-0514751), Green Power Partners I LLC (E1N 76-0514751), Victory Garden Power Partners LLC (EIN 52-2235734), Zond Minnesota Construction Company LLC (EIN 52-2061866), Zond Pacific, LLC (EIN 76-0514751), ZVVHC LLC (EIN 76-0514751), Enron Brazil Power Holdings I Ltd. (EIN — none), Enron Brazil Power Holdings XI Ltd. (EIN — none), Enron Brazil Power Investments XI Ltd. (EIN — none), Enron Caribe VI Holdings Ltd. (EIN — none), Enron Commercial Finance Ltd. (EIN - none), Enron Development Funding Ltd. (EIN — none), Enron Development Management Ltd., (EIN — none), Enron do Brazil Holdings Ltd. (EIN — none), Enron LNG Shipping Company (EIN — none), Nowa Sarzyna Holding BV (EIN — none), San Juan Gas Company, Inc. (EIN 66-0516873), E Power Holdings Corp. (EIN 52-2209612), ECI-Texas, L.P. (EIN 91-1952832), ECT Securities Limited Partnership (EIN 76-0577980), EFS VI, L.P. (EIN 22-3310495), ENA Asset Holdings L.P. (EIN 76-0629563), EnRock, L.P. (EIN 91-1952833), Enron Global Power & Pipelines L.L.C. (EIN 76-0456366), Enron Holding Company L.L.C. (EIN 76-0456367), Jovinole Associates (EIN 25-1478670), LINGTEC Constructors L.P. (EIN 98-0203303), Richmond Power Enterprise, L.P (EIN 760545245),

Debtors (not affiliated with Enron Corp.) that do not join Enron Corp. in the filing of a consolidated federal income tax return:

By:	/s/ K. Wade Cline	Date Signed	8/31/04

Title:	Managing Director and Asst.
General Counsel

COMMISSIONER OF INTERNAL REVENUE

By	/s/ Lon B. Smith	Date Signed	9/1/04

Title	Associate Chief Counsel (FIP)

By	/s/ George Blaine	Date Signed	9/1/04

Title	Acting Associate Chief
Counsel (ITA)